UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ◻
Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
☑	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

Tactile Systems Technology, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☑ No fee required
◻ Fee paid previously with preliminary materials
◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For complete information and to vote, visit www.ProxyVote.com Control # V84729-P46344 TACTILE SYSTEMS TECHNOLOGY, INC. 2026 Annual Meeting Vote by May 5, 2026 11:59 PM ET TACTILE SYSTEMS TECHNOLOGY, INC. 3701 WAYZATA BLVD. SUITE 300 MINNEAPOLIS, MN 55416 You invested in TACTILE SYSTEMS TECHNOLOGY, INC. and it’s time to vote! This is an Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 6, 2026. Get informed before you vote View the Notice and Proxy Statement and the Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 6, 2026 9:00 AM, CDT Wells Fargo Center Suite 2200, 90 South Seventh Street Minneapolis, Minnesota 55402 Smartphone users Point your camera here to view materials and vote without entering a control number

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V84730-P46344 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 1. Elect nine directors. For Nominees: 01) William W. Burke 02) Valerie L. Asbury 03) Sheri L. Dodd 04) Raymond O. Huggenberger 05) Laura G. King 06) Andrea A. Pearson 07) D. Brent Shafer 08) Carmen B. Volkart 09) B. Vindell Washington 2. Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2026. For 3. Approve, on an advisory basis, the 2025 compensation of our named executive officers. For 4. Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that directors may be removed in a manner consistent with Delaware law. For NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.